Acquisition of William Charles Construction Group, including Ragnar Benson October 15, 2018

Disclaimer This presentation includes “forward looking statements” (within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995), including but not limited to those regarding the proposed acquisition by Infrastructure and Energy Alternatives, Inc. (the “Company” or “IEA”) of William Charles Construction Group. including Ragnar Benson (“William Charles” or “WCC”), (the “Acquisition”) and the transactions related thereto. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability of the parties to consummate the acquisition in a timely manner or at all; (2) satisfaction of the conditions precedent to consummation of the acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all; (3) the ability to realize financial and strategic goals from acquisition and investment activity, including the ability to integrate acquired businesses; (4) our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with ours fixed price and other contracts, including any material changes in estimates for completion of projects; (5) the effect on demand for our services and changes in the amount of capital expenditures by customers; (6) significant changes in tax and other economic incentives and political and governmental policies which could materially and adversely affect the U.S. wind and solar industries.; and (7) other risks and uncertainties indicated in the Company’s Securities and Exchange Commission (the “SEC”) filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes information based on independent industry publications and other sources. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein. The estimates, forecasts and projections contained herein involve signiﬁcant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact the combined company’s ability to attain its projected results, please refer to the “forward looking statements” above and the “Risk Factors” section of IEA’s Proxy Statement on Schedule 14A filed on February 9, 2018. This presentation includes projections that are forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond IEA’s control. While all projections are necessarily speculative, IEA believes that projections relating to periods beyond 12 months from their date of preparation carry increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. This presentation includes non-GAAP ﬁnancial measures. Deﬁnitions of these non-GAAP ﬁnancial measures and reconciliations of these non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures are included elsewhere in this presentation. IEA believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to IEA’s financial condition and results of operations. A more fulsome description of the nature of the adjustments from GAAP is provided elsewhere in this presentation. These non- GAAP financial measures may exclude items that are significant in understanding and assessing financial results. Therefore, these financial measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. Because these non-GAAP financial measures are not in conformity with GAAP, we urge you to review IEA’s audited financial statements, which have been filed with the SEC. 2

Conference Call Hosts and Agenda Conference Call Hosts J.P. Roehm CEO and President Andrew Layman CFO Conference Call Agenda • William Charles Overview • Strategic Rational and Transaction Overview • Key Investment Highlights • Industry Overview 3

William Charles Overview

William Charles Construction Profile Company Overview ◼ Formed in 1892, focused on growth in the heavy civil construction industry ◼ Diverse capabilities, including traditional civil, environmental remediation, electric power and other construction National Rail Roadway Environmental Remediation ◼ Market-leading position in the attractive rail market with ◼ Intermodal facilities ◼ Heavy highway ◼ Soil remediation limited competition, with unique and broad self-perform ◼ Maintenance facilities ◼ Road and bridge ◼ Landfill capping ◼ construction and ◼ capabilities, leveraging its deep rail / intermodal experience Auto marshaling yards Underground storage ◼ Fueling facilities rehabilitation tank removal and and extensive capabilities to serve clients on a nationwide ◼ ◼ Capacity improvements Underground utilities demolition ◼ basis ◼ Self-performs 40% of all Self-performs 50% of scope on rail projects scope on roadway ◼ Core capabilities in the planning, creation and maintenance of projects infrastructure projects from major railways and intermodal facilities to heavy highway construction projects Revenue by Construction Type(1) Other 16% Electrical Power Mining & Metals Commercial Building Rail ◼ High-quality, technically ◼ Owns and operates nine ◼ General contracting 49% complex electrical quarries, one sand and ◼ Construction Transportation projects gravel pit and two management 35% ◼ Commercial and asphalt plants ◼ Design-build services ◼ industrial Supports the company’s ◼ Site preparation, ◼ Traffic signal installation civil services architectural, civil, ◼ Roadway lighting structural, mechanical ◼ Airport lighting and electrical services (1) Revenues are based on management estimates for 2018 revenue split. 5

William Charles Construction Representative Projects

Rail Infrastructure – Union Pacific Intermodal



Project Details

- **Category:** Rail
- **Client:** Union Pacific
- **Location:** Laredo, TX

Brief Summary

- Scope of work highlights:
  - Constructed a 137 acre facility expansion to increase station capacity to 280,000 lifts / year from 144,000 lifts / year
  - Expansion included reconfiguration and extension of 2 working tracks, 6 tracks support yard, run around track, new construction to the main line and double track loop to facilitate switching

Rail Infrastructure – KCS Yard Expansion



Project Details

- **Category:** Rail
- **Client:** Kansas City Southern
- **Location:** Mossville, LA

Brief Summary

- Scope of work highlights:
  - The construction of the new 153 acre facility include clearing, moving embankment, drainage, locomotive fueling and lubrication facility, wastewater treatment, four new facilities, compressed air system, new site electrical system, added water and sewer, a new bridge construction and ~200,000 ft of track construction
  - All work took place while the existing yard remained active and traffic increased

Road Construction – Interstate 90



Project Details

- **Category:** Road
- **Client:** Varies
- **Location:** Beloit, IL to Chicago, IL

Brief Summary

- Scope of work highlights:
  - Completed 12 projects on I-90 to date
  - Contracted value varies between $2 million and $50+ million
  - Contracted to perform further I-90 work including a new M7 maintenance facility

Remediation– Scott Air Force Base Landfill



Project Details

- **Category:** Environmental Remediation
- **Client:** United States Air Force
- **Location:** Belleville, IL

Brief Summary

- Scope of work highlights:
  - Lead contaminated soil at the shooting range was treated to a nonhazardous level and waste was moved to final landfill
  - Creek located between two landfill cells was remediated by creating a temporary by-pass pump system while the contaminated soil was excavated and restored with rip-rap
  - Included moving waste, site grading and installing a HDPE gas collection system

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Strategic Rationale and Transaction Overview

Strategic Rationale Entry into Rail and Further Entry (along with Saiia acquisition) Into Environmental Remediation Markets ◼ Provides additional end market diversification ◼ William Charles has a national, market-leading platform in the attractive rail market with limited competition ◼ Provides further entry into the environmental remediation market, which is a natural extension for IEA services with existing utility customers ◼ IEA gains long-term relationships with stable, blue chip customers in the rail market such Union Pacific and CSX Expansion of Heavy and Light Civil Infrastructure ◼ Facilitates capture of greater portion of heavy and light civil infrastructure market including the market leader of rail transport ◼ Further expands IEA equipment fleet and resources which are leverageable across the platform Broadening of Geographic Footprint ◼ Broadens IEA’s footprint into the less-seasonal Southeast, West and Southwest U.S. markets Expansion of IEA’s Capabilities of Outsourced Services to Clients ◼ Offers cross-selling opportunities and additional strategic abilities to utilize other areas of IEA Strong Cultural Fit with Proven Management Teams ◼ Strong cultural fit with IEA (entrepreneurial, safety-focused, preferred employer, dedication to quality and customer service) ◼ Well-respected, proven, successful and experienced management teams IEA Provides Enhanced Financial Support to Enable William Charles to Take Advantage of Growth Opportunities ◼ William Charles has a strong growth and margin profile and can leverage expanded opportunities in the rail, environmental and civil infrastructure markets 8

Transaction Overview ◼ Effective purchase price of approx. $90 million, subject to customary closing adjustments ◼ 4.5x multiple of Adjusted EBITDA(1) ◼ Closed system as of 4/30 enhancing transaction by $5 - $7 million ◼ Purchase price and related fees and expenses funded through: ➢ $75 million delayed draw ➢ Cash available on balance sheet ➢ $5 million of equity ◼ IEA Board and corporate management remain unchanged ◼ Unanimously approved by both companies’ Boards of Directors ◼ Expected to close in Q4 2018, subject to customary closing conditions (1) Estimate based on estimated Adjusted EBITDA using last twelve months May 31, 2018. 9

Acquisition Delivers Significant Financial Benefits Annual Contribution William Charles Construction businesses are expected to generate approximately: ◼ $300M - $330M of revenue ◼ $18M - $22M in Adjusted EBITDA(1) ◼ 6.0% - 7.0% Adjusted EBITDA Margin Addition of ~$520M to backlog (2) Integration Contributions Within 18 months after closing IEA expects: ◼ Additional cost savings of $5M through: ─ Benefits of equipment ownership compared to equipment leasing and rentals ─ Integrated insurance programs ─ Integration of financial and IT systems ◼ Potential additional growth and cash generation through: ─ Access to bonding capacity and credit support required for growth (1) Adjusted EBITDA excludes certain costs related to overhead of the Company not expected to continue after transaction of $3.0 million, coupled with a $5.2 million pro forma adjustment related to the conversion of future operating leases to capital leases. (2) Estimate based on outstanding backlog as of May 31, 2018. 10

Combined Business Overview (based on management estimates)

($Millions)

	IEA - Current	+ Consolidated Construction Solutions: Saiia, American Civil Constructors		+ William Charles Construction, Ragnar Benson Construction (A William Charles Company)	= IEA - New
Industry	Renewable	Civil & Environmental		Rail	Diversified
Company Overview	Specializes in the design and construction of wind and solar electric energy generating facilities	Leading environmental and industrial services company offering comprehensive on-site services to industrial markets in the Southeastern United States	Provides heavy and light civil infrastructure services for both public and private projects across the United States	Leading heavy civil and general building contractor with broad self-perform capabilities and extensive experience servicing the rail industry	A scaled, highly diversified engineering and construction services firm with attractive and growing end markets with market leadership in niche civil and energy markets

Revenue by End Market[1]



Transportation 6%
Solar 6%
Wind 88%
Others 2%
Pulp & Paper 17%
Power & Energy 54%
Mining 27%
Transportation 100%
Other 16%
Rail 49%
Transportation 35%
Solar 3%
Pulp & Paper 2%
Mining 3%
Other 4%
Wind 42%
Power & Energy 6%
Rail 13%
Transportation 26%

2018E Revenue Bridge [2]



$708
$292
$315
$1,315

Backlog as of 6/30/2018



$428
$449
$84
$961
'18
'19
'20
Total
$153
$112
$265
'18
'19
'20
Total
$175
$254
$91
$520
'18
'19
'20
Total
$756
$815
$175
$1,746
'18
'19
'20
Total

(1) IEA revenue percentages are based on management estimates for 2018 revenue split.
(2) 2018E revenues are based on the midpoint of management estimates for 2018.

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Combined Business Operational Overview Consolidated Construction Solutions - Current - New Geographic Footprint IEA, for the contemplated Acquisitions will have licenses to operate across all 50 states Total: 471 Total: 554 Total: 1,584 Total: 1,448 Total: 4,057 Forklifts Cranes & Cranes & Compactor & Specialty Trucks Forklift… Cranes & Trucks… Tractors Compactor & Forklifts 1% Rigging Rigging Paving Trucks 5% Rigging… 1% Forklifts Specialty Paving 1% Tractors 16% Compactor & Tractors Compactor & 1% 2% Tractors Cranes & 1% 0% 5% 1% Specialty Paving 1% Specialty 1% Rigging Fleet 8% Paving Truc… 10% 7% (1) Dozers, Loaders & Dozers, Tools & Misc. Overview Support Units Tools & Dozers, Loaders Excavators Loaders & 45% 40% Misc & Excavators 8% Excavators Support Tools & Misc. Support Units 7% Support Units 12% Support Units 9% Units 35% 67% 66% Dozers, Loaders 76% 32% Dozers, & Excavators Loaders & 17% Excavators 11% Headcount 1,500 500 400 214 2,614 Select Customers Denotes headquarters and regional offices (1) Support units primarily consist of water trucks, trucks/autos, trailers, screens, crushers, light plants, pumps, reel stand trailers, bucket/attachments, utility vehicles, vehicles, work trucks, semi tractors and storage containers. 12

Key Investment Highlights

IEA Key Investment Highlights Overview 1 Highly Specialized EPC Platform with Diversified Service Offerings 2 Established Base of Diversified, Blue-Chip Customers 3 Scale and Coverage Area Provide Significant Barriers to Entry 4 Industry Tailwinds with Diverse and Growing End Markets 5 Sustainable Organic Growth and High Revenue Visibility with a Strong Backlog 6 Strong Management Team Committed to Maximizing Shareholder Value 14

1 Highly Specialized EPC Platform with Diversified Service Offerings

Significant Overlap in Labor, Skills and Equipment Across the Platform

Renewable Power Generation



Wind
42%
$552MM
Solar
3%
$39MM

#1 U.S. Wind Energy Construction - Estimated 30% Market Share

- 200+ utility-scale wind and solar projects completed
- 7,350+ wind turbines erected representing >14 gigawatts of generation capacity
- Growing presence in utility-scale solar
  - >700 megawatts of solar power installed




Civil & Environmental



Civil
42%
$552MM

Market Leading National Provider of Specialty Paving and High Altitude / Complex Bridge Construction

- Provides industrial maintenance, environmental services as well as heavy and light infrastructure services for public customers
- Serves customers in the power generation, transportation, utility, mineral and aggregate mining, industrial recreational and pulp & paper markets




Rail



Rail
13%
$172MM

Market Leading Rail Construction Services Provider Serving Blue-Chip Customers for Over 50 years

- National experience performing general contractor, construction management and design – build construction on light and class 1 rail
  - Intermodal facilities
  - Maintenance facilities
  - Auto marshaling yards
  - Fueling facilities
  - Capacity improvements




IEA is a diverse national platform of specialty EPC capabilities with market leadership in niche markets

Note: Percentages are based on management estimates for 2018 revenue split. Combined revenue assumes all Saiia and ACC revenue streams are categorized under Heavy Civil & Infrastructure. Also assumes William Charles Road and Building revenue are categorized under Heavy Civil & Infrastructure.

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2 Established Base of Diversified, Blue-Chip Customers Existing Entrenched Relationships Additional, Long-term Blue-Chip Customer Relationships Tier 1 Renewable Energy Developers Tier 1 Utility & Industrial Customers Major State & Municipal Customers Tier 1 Rail & Municipal Customers Tenure Tenure Tenure 11 years 15 years 38 years 9 years 18 years 42 years 8 years Class 1 freight 4 years 18 years 31 years railroads are highly selective when 15 years inviting participants 12 years 38 years to bid for large 8 years 20 years capital projects and 4 years William Charles has 3 years 15 years well established 2 years relationships with 6 years many of the top 20 years railroad companies 10 years 38 years 9 years 9 years 2 years 18 years 5 years 38 years 11 years 15 years ◼ Completed wind projects with 10 of the ◼ Saiia provides their services to over 40 ◼ ACC provides their services to over 90 ◼ William Charles has long established top 16 U.S. developers / owners different customers across the different customers across the U.S. relationships with the largest railroad Southeastern U.S. operators in North America ◼ A majority of IEA customers also build utility-scale solar projects and are in active discussions with IEA for solar projects The IEA platform has a highly diverse customer base including long-standing relationships with states, municipalities and private blue-chip customers creating a stable, recurring revenue base and another barrier to entry 16

3 Scale and Coverage Area Provide Significant Barriers to Entry

Difficult to Replicate Service Coverage Area…

Existing IEA National Coverage + **Saiia** + **ACC** + **William Charles**

Projects complete in 35+ States

While IEA already has national scale within Renewable EPC, CCS and William Charles acquisitions immediately provide national scale for more diversified EPC services






… With a Specialized Fleet of Equipment Leverageable Across the Platform

- ✓ *Maintains an extensive and flexible operating fleet to support operations*
- ✓ *New strategic locations with acquisitions allow for enhanced equipment utilization*
- ✓ *Extensive fleet difficult for competitors to match*


Crane


Dozer


Forklift


Compactor

Equipment Type	IEA	Saiia	American Civil Constructors	William Charles Construction / Ragnar Benson Construction (A William Charles Company)	IEA
Cranes & Rigging	45	-	16	12	73
Dozers, Loaders & Excavators	56	92	129	128	405
Forklifts	5	-	22	4	31
Compactor & Specialty Paving	7	-	126	104	237
Support Units [(1)]	189	373	1,210	466	2,238
Tools & Misc.	165	-	-	655	820
Tractors	4	-	9	12	25
Trucks	-	89	72	67	228
Total	**471**	**554**	**1,584**	**1,448**	**4,057**


Support Unit


Tools


Tractor


Truck

IEA's enhanced national footprint, larger national talent pool and leading equipment fleet size will drive increased barriers to entry

(1) Support units primarily consist of water trucks, trucks/autos, trailers, screens, crushers, light plants, pumps, reel stand trailers, bucket/attachments, utility vehicles, vehicles, work trucks, semi tractors and storage containers.

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4 Industry Tailwinds with Diverse and Growing End Markets

	Power	Transportation	Water, Sewage & Waste	Recreation	Construction Aggregate Mining	Pulp / Paper
2018E Construction Put-in-Place / Market Size	**$99 Billion**	**$138 Billion**	**$32 Billion**	**$25 Billion**	**$1 Billion**	**400+ Pulp & Paper Mills**
New / Existing Market to IEA	**Existing – Renewable** **New – Thermal**	**Existing – Highway** **New – Rail, Specialty Paving, Bridge**	**New Market**	**New Market**	**New Market**	**New Market**
IEA Focus Areas	▪ Market leader in Wind EPC with a growing solar business ▪ Full coal plant construction, decommissioning, maintenance and coal ash services	▪ Saiia's / ACC's / William Charles's transportation focus includes railroad, highway and bridge construction as well as specialty paving ▪ A small part of IEA's existing revenue is transport related	▪ Core competencies include drainage systems, pump stations and sewer construction projects	▪ ACC specializes in constructing professional golf courses, indoor and outdoor sport fields and parks	▪ Saiia is focused in high growth regions such as the Southeast	▪ Saiia's focus includes site work, process waste hauling, landfill construction and maintenance, ash and sludge pond cleanout, pond construction and closure
Growth Dynamics	Wind capacity to double by 2023 Solar capacity to grow 400% over the next 15 years	Aging infrastructure Increases in public spending initiatives Population growth FAST Act tailwinds	Increased environmental compliance requirements Population growth Pipes Act tailwinds	Increased municipal revenues	Correlated to residential and non-residential construction FAST Act tailwinds Southeast region is high growth	Plant conversions from graphic paper to specialty and packaging paper

The acquisitions of Saiia and ACC as well as William Charles will enable tremendous end market diversification for the IEA platform

Source: FMI, BISI, MAKE Consulting.

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5 Sustainable Organic Growth & High Revenue Visibility with a Strong Backlog ($Millions) Strong Financial Performance High Revenue Visibility with Strong Backlog (1) 1400 $1,315 IEA 2018E Revenue Recognized or in the Backlog 92% 1200 $1,053 $988 1000 Saiia/ACC 2018E Revenue 800 Recognized or in the Backlog 100% 600 400 William Charles 2018E Revenue Recognized or in the Backlog 90% 200 0 2016A 2017A 2018E Combined 2018E Revenue Recognized or in the Backlog 93% Revenue Backlog Bridge Projected 2018 Revenue Compared to Current Backlog $91 $31 $84 $254 $520 $175 $56 $315 $112 $153 $265 $292 $449 $428 $175 $109 $153 $961 $708 $139 $428 $224 YTD 2018 2019 2020 Total 2018 YTD Remaining 2018 Book and Burn Target Revenue Backlog Remaining IEA Saiia/ACC William Charles IEA Saiia/ACC William Charles Note: YTD financials reflect YTD June 2018 information available for IEA and Saiia/ACC; YTD May 2018 actual for William Charles. (1) Defined as 2018 backlog as a percentage of 2018 revenue. 19

6 Strong Management Team Committed to Maximizing Shareholder Value ◼ Proven management team with demonstrated ability to integrate acquisitions & meet synergy targets ◼ Extensive knowledge of engineering & construction services industry ◼ Each member of IEA’s highly effective executive management team has 20+ years of experience within the industry which helps to solidify deep customer relationships ◼ Management team has also been instrumental in shaping U.S. wind energy construction industry ◼ High customer, vendor and OEM retention due to nested senior relationships, corporate transparency and responsiveness ◼ Focused on maintaining best-in-class project controls and industry-leading safety performance Industry-Leading Safety Performance(1) 1.2 Industry Average = 1.0 TRIR Industry Average = 2.5 3.0 8,000 1.0 0.82 0.82 0.8 6,000 0.66 2.0 0.6 0.51 EMR 4,000 TRIR 3,000 0.4 1.0 2,000 0.2 0.3 ManHours (000’s) 0.0 0.0 '14 '15 '16 '17 '17 TRIR (3) '17 Man Hours (2) EMR (1) Source: U.S. Department of Labor and U.S. Bureau of Labor Statistics (2015). (2) EMR – Experience Modification Rate (3) TRIR – Total Recordable Incident Rate 20

Industry Overview

U.S. Construction Market Overview

($Billions)

U.S. Construction Put-in-Place 2018E: $1,300 Billion


Water, Sewage and Waste 2%
Recreation 2%
Transport & Road 7%
Residential 43%
Power 8%
Nonresidential 39%

Transport & Road $138.2B


CAGR: 2.8%
$138
$144
$149
$154
$158
18E
19E
20E
21E
22E

- Includes highway & street, airports & runways, transportation terminals, railroads, docks and ports

Power $99.2B


CAGR: 2.9%
$99
$101
$105
$110
$115
18E
19E
20E
21E
22E

- Consists of power generation (Renewable, Nuclear, Thermal) as well as distribution networks
- Renewable power generation is the largest new power generation investment category

Water, Sewage & Waste $31.6B


CAGR: 3.5%
$32
$32
$33
$34
$36
18E
19E
20E
21E
22E

- Consists of waste water treatment facilities, sewage and drainage systems, pump stations, wells and tanks / water towers

Recreation $25.1B


CAGR: 3.4%
$25
$26
$27
$28
$29
18E
19E
20E
21E
22E

- Includes sport fields, gymnasiums, arenas, stadiums, theme parks, fitness centers, social centers, theaters, etc.

Aging Infrastructure and Deferred Maintenance Spend is No Longer Discretionary and is a Significant Driver of Near and Long-term Construction Demand

Bridges



9% of the nation's ~615K bridges are structurally **deficient**

$123B Backlog of bridge rehabilitation needs

Roads / Highways



21% of the nation's highways had poor pavement condition in 2015

$713B Backlog of highway capital needs

2015 FAST Act



Transportation spending by **2020**

$305B

2016 Pipes Act



Pipeline and Hazardous materials safety spending by **2020**

$608B

Source: American Society of Civil Engineers, U.S. DOT and FMI.

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THANK YOU Investor Relations Contact: Financial Profiles Kimberly Esterkin, Senior Vice President kesterkin@finprofiles.com 310.622.8235